Exhibit 99 to Form 4

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Partners, LP

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, L.P.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, Ltd.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Hedged High Yield Advisors, LLC

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Hedged High Yield Partners, LP

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Hedged High Yield Fund, L.P.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Hedged High Yield Fund, Ltd.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

AJR Financial, LLC

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Diversified Convertible Advisors, LLC

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Diversified Convertible Arbitrage Partners, LP

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Diversified Convertible Arbitrage Fund, L.P.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Whitebox Diversified Convertible Arbitrage Fund, Ltd.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Pandora Select Advisors, LLC

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Pandora Select Partners, L.P.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Pandora Select Fund, L.P.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416

1. Name and Address of Reporting Person*

Pandora Select Fund, Ltd.

 (Last) (First) (Middle)

  (Street)
3033 Excelsior Boulevard, Suite 300
 (City) (State) (Zip)
Minneapolis MN 55416